                                   [PHOTO]

                                                                [LOGO OF STRONG]
                              semi-annual report

                     The Strong

                                         S C H A F E R  V A L U E

                                                         Fund II

Investment Review
  The Strong Schafer Value Fund II..................................   2

Financial Information
  Schedule of Investments in Securities.............................   4
  Statement of Assets and Liabilities...............................   5
  Statement of Operations...........................................   6
  Statements of Changes in Net Assets...............................   7
  Notes to Financial Statements.....................................   8

Financial Highlights................................................  10

Semi-Annual Report . June 30, 2000

                        THE STRONG SCHAFER VALUE FUND II
                        --------------------------------

Fund Highlights

 . For the six months ended June 30, 2000, the Strong Schafer Value Fund II returned 0.00%, while the S&P 500 Stock Index (S&P 500) returned -0.42%./1/,*

 . A narrow market driven by technology stocks prevailed for most of this period, which led this fund to beat the S&P 500.

 . We increased our weighting in high-quality pharmaceutical companies as their stock prices declined to attractive buying levels. This group benefited our investment performance, especially in March.

--------------------------------------------------------------------------------
                              AVERAGE ANNUAL
                              TOTAL RETURNS/1/

                               As of 6-30-00

                                 1-year -10.64%

                        Since Inception  -0.57%
                          (on 10-10-97)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------
                                 FIVE LARGEST
                                STOCK HOLDINGS

                               As of 6-30-00

Security                           % of NetAssets

ECI Telecom, Ltd.                             4.0%

Alza Corporation                              3.8%

Cadence Design Systems, Inc.                  3.8%

Schering-Plough Corporation                   3.6%

Royal Group Technologies, Ltd.                3.4%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


Perspectives from the Manager

/s/ David K. Schafer

David K. Schafer
Portfolio Manager

--------------------------------------------------------------------------------
Over the past six months, we made a few significant changes to the Fund's portfolio. We increased our weighting in pharmaceutical stocks to nearly 20% of assets. To make room for these new investments, we lightened up the financial area. We also sold our two defense stocks, Lockheed Martin and Raytheon, as both continued to post subpar quarterly earnings.

We are beginning to see some signs that the massive liquidation of value-style stocks by individuals and institutions that has afflicted the market over the past few years may be coming to an end. This observation comes from examining the portfolios of value funds. Two trends come to light: First, the definition of "value" has been thoroughly liberalized over the past few years, leading investors to liquidate traditional value stocks in favor of higher-returning "new value" stocks. Second, value-style mutual funds have seen their asset bases fall to a small fraction of their former size. Poor investment results have played a role in this decline, but the largest factor by far has been shareholder redemptions of their value fund investments. The supply of value stocks has greatly outweighed the demand for them during the past three years. The Strong Schafer Value Fund II has not participated in the first trend--for better or worse, we have stuck to our traditional definition of value.

It is in the aftermath of such an extended, difficult period that we form the basis of our

--------------------------------------------------------------------------------
    In time, we believe value stocks will pull out of this difficult part of the cycle and then may perform relatively well over the years to come.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

cautious optimism. It would appear that the only investors who still hold value stocks are those who, like us, are dedicated to the style and to the opportunities it presents. This should, at least somewhat, relieve the downward selling pressure on value stocks, helping valuations to regain their footing. In time, we believe value stocks will pull out of this difficult part of the cycle and then may perform relatively well over the years to come.

We thank you for your continued patience and investments in the Strong Schafer Value Fund II.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-10-97 to 6-30-00

                                                          Lipper
                    The Strong                           Multi-Cap
                   Schafer Value        S&P 500         Value Funds
                      Fund II         Stock Index*        Index*

 Sep 97               $10,000           $10,000           $10,000
 Dec 97               $ 9,918           $10,071           $10,140
 Mar 98               $10,720           $11,476           $11,299
 Jun 98               $10,004           $11,855           $11,099
 Sep 98               $ 7,817           $10,676           $ 9,411
 Dec 98               $10,135           $12,950           $10,802
 Mar 99               $10,176           $13,595           $10,880
 Jun 99               $11,016           $14,553           $12,165
 Sep 99               $ 9,202           $13,645           $10,857
 Dec 99               $ 9,844           $15,675           $11,443
 Mar 00               $10,092           $16,035           $11,470
 Jun 00               $ 9,844           $15,608           $11,355

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1997.

Your Fund's Approach

The Strong Schafer Value Fund II seeks long-term capital growth. Current income is a secondary objective. It invests primarily in common stocks of medium- and large-capitalization companies. The portfolio manager generally selects stocks of companies that have a below-average price/earnings ratio as compared to that of the Standard & Poor's 500 Stock Index and above-average projected earnings growth. The Fund generally invests substantially all of its assets in stocks. The Fund invests roughly similar amounts of its assets in each stock in the portfolio. This approach avoids the overweighting of any individual security being purchased.

--------------------------------------------------------------------------------

Market Highlights


 . The U.S. economy was marked by increased volatility during the first half of the year. On the international side, foreign economies, most notably those in Asia, began to recover significantly.

 . The two-tiered market in the U.S. has continued to attract the Federal
  Reserve's attention. Should the Fed seek to curb the excesses in the superheated Nasdaq stocks further, the result could be still-higher interest rates and/or an increase in margin requirements for investors. Neither condition would be positive for stocks in the near term.

--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                         STRONG SCHAFER VALUE FUND II

                                                         Shares or
                                                         Principal           Value
                                                           Amount           (Note 2)
--------------------------------------------------------------------------------------
Common Stock 93.5%
Auto/Truck - Original Equipment 2.5%
Borg-Warner Automotive, Inc.                                12,600          $  442,575

Banks - Money Center 5.5%
Bank of America Corporation                                 10,700             460,100
The Chase Manhattan Corporation                             10,800             497,475
                                                                            ----------
                                                                               957,575
Banks - Super Regional 6.1%
Mellon Financial Corporation                                15,900             579,356
Wells Fargo Company                                         12,300             476,625
                                                                            ----------
                                                                             1,055,981
Building - Cement/Concrete/Aggregate 2.6%
Lafarge Corporation                                         21,300             447,300

Building - Construction Products/Miscellaneous 3.4%
Royal Group Technologies, Ltd. (b)                          24,400             582,550

Computer - Graphics 3.8%
Cadence Design Systems, Inc. (b)                            32,200             656,075

Electronics - Parts Distributors 4.8%
Arrow Electronics, Inc. (b)                                 13,200             409,200
Avnet, Inc.                                                  7,300             432,525
                                                                            ----------
                                                                               841,725
Finance - Investment Management 3.0%
Franklin Resources, Inc.                                    16,900             513,337

Finance - Mortgage & Related Services 2.5%
Federal National Mortgage Association                        8,300             433,156

Household - Appliances 3.3%
Maytag Corporation                                          15,400             567,875

Insurance - Property/Casualty/Title 5.8%
Chubb Corporation                                            8,000             492,000
PartnerRe, Ltd.                                             14,600             517,388
                                                                            ----------
                                                                             1,009,388
Leisure - Gaming 3.7%
Harrahs Entertainment, Inc. (b)                              4,700              98,406
MGM Grand, Inc.                                             17,200             552,550
                                                                               650,956
Medical - Ethical Drugs 13.9%
Alza Corporation (b)                                        11,300             668,113
American Home Products Corporation                           9,500             558,125
ICN Pharmaceuticals, Inc.                                   20,100             559,031
Schering-Plough Corporation                                 12,300             621,150
                                                                            ----------
                                                                             2,406,419
Medical - Generic Drugs 2.2%
Mylan Laboratories, Inc.                                    20,500             374,125

Medical/Dental - Services 1.9%
Omnicare, Inc.                                              37,300             338,031

Oil & Gas - International Integrated 2.7%
Conoco, Inc. Class A                                        21,700             477,400

Retail - Department Stores 5.5%
Family Dollar Stores, Inc.                                  26,000             508,625
May Department Stores Company                               18,500             444,000
                                                                            ----------
                                                                               952,625
Retail/Wholesale Office Supplies 1.7%
Office Depot, Inc. (b)                                      48,100             300,625

Steel - Specialty Alloys 3.0%
UCAR International, Inc. (b)                                40,300             526,419

Telecommunications - Equipment 4.0%
ECI Telecom, Ltd.                                           19,200             686,400

Transportation - Air Freight 3.2%
FedEx Corporation (b)                                       14,700             558,600

Transportation - Rail 3.1%
Canadian National Railway Company                           18,600             542,888

Trucks & Parts - Heavy Duty 2.3%
Dana Corporation                                            18,800             398,325

Utility - Telephone 3.0%
ALLTEL Corporation                                           8,400             520,275
--------------------------------------------------------------------------------------
Total Common Stocks (Cost $16,424,692)                                      16,240,625
--------------------------------------------------------------------------------------

Short-Term Investments (a) 6.4%
Commercial Paper
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                               $767,600             767,600
Wisconsin Electric Power Company, 6.31%                    343,700             343,700
--------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,111,300)                               1,111,300
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total Investments In Securities (Cost $17,535,992) 99.9%                    17,351,925
Other Assets and Liabilities, Net 0.1%                                          14,236
--------------------------------------------------------------------------------------
Net Assets 100.0%                                                           $17,366,16
======================================================================================

LEGEND
--------------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.

Percentages are stated as a percent of net assets.


4                     See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
                                                              Strong Schafer
                                                               Value Fund II
                                                              --------------
Assets:
  Investments in Securities,at Value (Cost of $17,535,992)       $17,351,925
  Dividends and Interest Receivable                                   14,035
  Other Assets                                                         4,016
                                                              --------------
  Total Assets                                                    17,369,976
Accrued Operating Expenses and Other Liabilities                       3,815
                                                              --------------
Net Assets                                                       $17,366,161
                                                              ==============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                  $18,181,485
  Undistributed Net Investment Income                                 41,803
  Accumulated Net Realized Loss                                     (673,060)
  Net Unrealized Depreciation                                       (184,067)
                                                              --------------
  Net Assets                                                     $17,366,161
                                                              ==============
Capital Shares Outstanding (Unlimited Number Authorized)           1,903,236

Net Asset Value Per Share                                              $9.12
                                                                        ====

                      See Notes to Financial Statements.                       5

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                                               Strong Schafer
                                                                                               Value Fund II
                                                                                              ----------------
Income:
  Interest                                                                                        $   24,022
  Dividends (net of foreign withholding taxes of $1,123)                                             103,501
                                                                                                  ----------
  Total Income                                                                                       127,523

Expenses:
  Investment Advisory Fees                                                                            71,189
  Custodian Fees                                                                                       1,067
  Shareholder Servicing Costs                                                                         10,736
  Reports to Shareholders                                                                              5,910
  Other                                                                                                5,741
                                                                                                  ----------
  Total Expenses before Waivers and Absorptions                                                       94,643
  Voluntary Expense Waivers and Absorptions by Advisor                                                (8,923)
                                                                                                  ----------
  Expenses,Net                                                                                        85,720
                                                                                                  ----------
Net Investment Income                                                                                 41,803

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                                                  (454,714)
  Net Change in Unrealized Appreciation/Depreciation on Investments                                  284,715
                                                                                                  ----------
Net Loss on Investments                                                                             (169,999)
                                                                                                  ----------
Net Decrease in Net Assets Resulting from Operations                                               ($128,196)
                                                                                                  ==========

6                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                         Strong Schafer Value Fund II
                                                                                   -----------------------------------------
                                                                                   Six Months Ended             Year Ended
                                                                                     June 30, 2000             Dec. 31, 1999
                                                                                   ----------------            -------------
                                                                                       (Unaudited)
Operations:
  Net Investment Income                                                               $    41,803               $    72,551
  Net Realized Gain (Loss)                                                               (454,714)                  132,156
  Net Change in Unrealized Appreciation/Depreciation                                      284,715                  (646,254)
                                                                                      -----------               -----------
  Net Decrease in Net Assets Resulting from Operations                                   (128,196)                 (441,547)

Distributions:
  From Net Investment Income                                                                   --                   (74,365)
  From Net Realized Gains                                                                      --                  (512,887)
                                                                                      -----------               -----------
  Total Distributions                                                                          --                  (587,252)

Capital Share Transactions:
  Proceeds from Shares Sold                                                            11,629,220                 9,462,364
  Proceeds from Reinvestment of Distributions                                                  --                   587,252
  Payment for Shares Redeemed                                                          (5,019,126)               (2,158,537)
                                                                                      -----------               -----------
  Net Increase in Net Assets from Capital Share Transactions                            6,610,094                 7,891,079
                                                                                      -----------               -----------
Total Increase in Net Assets                                                            6,481,898                 6,862,280

Net Assets:
  Beginning of Period                                                                  10,884,263                 4,021,983
                                                                                      -----------               -----------
  End of Period                                                                       $17,366,161               $10,884,263
                                                                                      ===========               ===========
Transactions in Shares of the Fund:
  Sold                                                                                  1,243,936                   953,267
  Issued in Reinvestment of Distributions                                                      --                    64,576
  Redeemed                                                                               (534,743)                 (222,991)
                                                                                        ---------                   -------
  Net Increase in Shares of the Fund                                                      709,193                   794,852
                                                                                        =========                   =======

                      See Notes to Financial Statements.                       7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

1.   Organization

     Strong Schafer Value Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2000, approximately 48% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (E) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (F) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory, shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the

     Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under an agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the six months then ended were $3,700, $10,736, $704 and $802, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principle and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2000 were $8,992,314 and $3,313,430, respectively. There were no purchases or sales of long-term government securities during the six months ended June
     30, 2000.

6.   Income Tax Information

     At June 30, 2000, the cost of investments in securities for federal income tax purposes was $17,707,595. Net unrealized depreciation of securities was $355,670 consisting of gross unrealized appreciation and depreciation of $1,595,483 and $1,951,153, respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG SCHAFER VALUE FUND II
--------------------------------------------------------------------------------

                                                                                                       Period Ended
                                                                                   -----------------------------------------------
                                                                                    June 30,      Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                                         2000/(b)/        1999        1998     1997/(c)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                $  9.12        $ 10.08     $ 9.90      $10.00
Income From Investment Operations:
  Net Investment Income                                                                0.02           0.06       0.03        0.01
  Net Realized and Unrealized Gains (Losses) on Investments                           (0.02)         (0.35)      0.18       (0.09)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                       --          (0.29)      0.21       (0.08)
Less Distributions:
  From Net Investment Income                                                             --          (0.07)     (0.03)      (0.01)
  In Excess of Net Investment Income                                                     --             --         --       (0.01)
  From Net Realized Gains                                                                --          (0.60)        --          --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                    --          (0.67)     (0.03)      (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      $  9.12        $  9.12     $10.08      $ 9.90
==================================================================================================================================

Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                         +0.0%          -2.9%      +2.2%       -0.8%
  Net Assets, End of Period (In Thousands)                                          $17,366        $10,884     $4,022      $  705
  Ratio of Expenses to Average Net Assets without Waivers and Absorptions               1.3%*          1.6%       2.0%        1.5%*
  Ratio of Expenses to Average Net Assets                                               1.2%*          1.2%       1.2%        1.5%*
  Ratio of Net Investment Income to Average Net Assets                                  0.6%*          0.9%       0.7%        0.7%*
  Portfolio Turnover Rate                                                              24.4%          93.9%      73.3%        3.1%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2000 (unaudited).
(c) For the period from October 10, 1997 (inception) to December 31, 1997.

10                  See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

                                                                     RT5375-0700